UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-03287

                            New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                           Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                           Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASS A SHARES: NALFX

JUNE 30, 2019

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.newalternativesfund.com.), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.newalternativesfund.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-441-6580 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Dear Shareholders,

Fund Performance: The Fund had strong performance during the first six months of the year ending June 30, 2019. Whatever happens in the second half of the year, we feel the Fund is in a good position.

The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $48.48 on January 1, 2019 and closed at $58.60 on June 28, 2019. The Fund’s Investor Shares opened at a NAV of $48.36 on January 1, 2019, and closed at $58.39 on June 28, 2019. The Fund’s net assets increased from $174,369,876 on December 31, 2018 to $208,923,020 on June 28, 2018. This increase of $34,553,144 was due to appreciation of the Fund’s holdings.

Approximately 40.3 percent of the Fund’s investments at June 30, 2019 were in U.S. based companies, including 8.2 percent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 35 percent of the Fund’s holdings, with 20.2 percent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda: 18.1 percent; Asia/Oceana (Japan, China, New Zealand, Australia): 6.6 percent. More details on this are contained on the chart on page 13.

The Fund’s largest sector, at just over 63 percent of holdings — Renewable Energy Power Producers and Developers — was the primary contributor to our performance from January 1 to June 30, 2019. These companies, which include the “Yield Cos” * and utilities, gained between 11.7 and 35.4 percent with a few exceptions. In addition to these robust gains, most of these companies also pay regular dividends. The largest share price increases were: Brookfield Renewable Partners LP (Canada/Bermuda), up 35.4 percent; TransAlta Renewables, Inc. (Canada), up 34.3 percent; Acciona SA (Spain), up 30.7 percent; and Orsted A/S (Denmark), up 30.3 percent.

The one exception to the strong performance of this sector of the Fund’s portfolio was Clearway Energy, Inc. We hold two classes of Clearway shares and they were both down year-to-date as of June 30, 2019. Class A shares fell 4.5 percent; Class C shares went down 2 percent. As we mentioned in our 2018 Annual Report (https://www.newalternativesfund.com/wp-content/uploads/2019/03/New-Alternatives-Fund-12-31-18-Annual-Report.pdf), Clearway, along with several other independent power producers, provides electricity to Pacific Gas and Electric (PGE), the California utility that has filed for bankruptcy as a result of liabilities incurred from the wildfires that have plagued their service area during 2017 and 2018.

*Yield Cos are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders They are similar in structure to Real Estate Investment Trusts (REITs).

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

The matter is still in court, but Clearway cut its dividend earlier this year to reflect possible loss of revenue from PGE in the event that payments are withheld until bankruptcy proceedings are resolved. It also reported lower earnings which led to a sell off among investors. We believe that California’s renewable energy standards will compel PGE to maintain most of its contracts, and that Clearway’s other business and facility expansion outside of the PGE service area will lead to renewed growth and income for this company. We considered this a buying opportunity and increased our holdings in both the Class A and Class C shares of Clearway during this period.

While our Yield Co and REIT holdings (primarily Brookfield Renewable Energy Partners and Hannon Armstrong Sustainable Infrastructure Capital) has been among our best performing stocks and contribute to the Fund’s income. But rather than paying out only taxable dividends, these companies include “Return Of Capital” in their distributions. This return of capital is not taxable, and is not considered income. It does not get paid out to the Fund’s shareholders as an income distribution, but it adds to the Fund’s net asset value. It may cause our annual earnings to appear lower.

Just about all of our investment sectors saw share price growth since December 31, 2018. In some cases, these price rises led us to reduce our holdings to keep the overall portfolio in balance. We try to limit any single company from becoming more than 5 percent of our total holding. We, unfortunately, have also needed to raise cash to meet redemptions.

We continue to maintain large relative positions in two of the world’s major wind turbine manufacturers, Vestas Wind Systems A/S of Denmark and Siemens Gamesa Renewable Energy SA of Spain. These companies are currently ranked number 1 and number 3 respectively among turbine producers and developers by a Navigant Research Report on Global Wind Turbine Manufacturers for 2018. This is one of those areas where growth of the market has continued, but at a slower pace. One of the curious aspects of this situation is that as the size and power of turbines has progressed, the projects in development require fewer machines because they are larger and more efficient. Profit margins of both manufacturers are compressed due to both competition from General Electric and several Chinese turbine companies and a change in the bidding by project developers based on the price of power they can produce without subsidies. Government supports for wind (and solar) development helped promote the renewable energy industry in the past, but are being cut back and eliminated. Turbine manufacturers are also facing additional headwinds from the tariffs that the current administration has placed on steel imports (mostly from China), which is the primary component of the turbine towers. Vestas and Gamesa experienced strong share growth; Vestas was up 15.2 percent and Gamesa’s price rose 39.3% year to date as of June 30, 2019. The anticipated weaker trend and the fact that each company has exceeded 5 percent of the Fund’s holdings led us to trim our positions. Both companies continue to be a significant presence in the Fund.

Among our other strong performers for the first half of the year were our two solar companies, First Solar, Inc., a photovoltaic (PV) module manufacturer and project developer, which was up 54 percent and Kyocera Corporation (Japan), a PV cell manufacturer, whose shares rose 31.6 percent. However,

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

the solar sector continues to be a problematic area. Production costs have continued to drop; Chinese manufacturers continue (tariffs aside) to undercut most other producers and very few solar companies post profits. Most do not pay dividends and their share price appreciation has been “streaky” at best. First Solar is among the strongest, mostly because it expanded its business model from being only a manufacturer to a utility scale project developer and operator. It is still a very uncertain area and we prefer to limit our exposure.

Since just about every company the Fund owns appreciated during the first six months of 2019, we want to talk about the few that didn’t. Aside from Clearway Energy, our other losers for the period included our two electric vehicle manufacturers, Tesla, Inc., down 33 percent and BYD Company, Ltd. (China), down 5.6 percent. Tesla continues to confound investors. It has yet to show a consistent profit, it is plagued with production delays and development issues with its new models. It has a chief executive whose unpredictable behavior sends its share prices bouncing up and down. For a while it seemed like it would develop a sustainable business as a battery/energy storage manufacturer, in partnership with Panasonic. Panasonic was also one of our poorest performing companies for the year to date, down 7.8 percent. Now that seems in jeopardy as Tesla pursues a potential joint venture with the Chinese battery company Contemporary Amperex Technology Co. Ltd. (CATL). On a positive note, Panasonic and CATL have each announced joint battery ventures with Toyota. Sure, Teslas are really cool cars and the technology, including the driving range, is constantly improving. But as old fashioned, value investors, we remain skeptical about its potential to ultimately survive and thrive. We have maintained a small position for the sake of its promise, but that may not last.

Recycling is another area that has been hit hard recently. Our primary holding here is Sims Metal Management, Ltd. an Australian company with international operations, including a major recycling facility in New York City. Sims share price did rise 6.3 percent during the current year to date as of June 30, 2019, but it is a sector now confronting serious challenges. Prices for primary recycled materials — metal, plastic, paper — have hit all-time lows. It was also a major blow to resource recovery efforts around the world when Chinese companies, the primary processors of the world’s trash, cut back their operations at the beginning of 2019 and stopped accepting shipments. Rather than operate recycling efforts at a loss, many areas simply stopped their programs and resumed general dumping in landfills. It remains to be seen whether recycling companies, like Sims, can cut their operating costs through improved technologies and more limited collection schemes to maintain forward progress in this sector.

Our one natural food related company, Sprouts Farmers Market, Inc. has been disappointing, with a share price loss of 18.5 percent between January 1-June 30, 2019. We picked up Sprouts when Amazon bought up Whole Foods. It seemed that this smaller, regional chain was on a path to extend its sales territory and stores, along with promoting organic food offerings. It appears to be plagued with management issues, including poor quality controls, which have inhibited its potential. Some of the other natural food related companies, like United Natural Foods, Inc. (UNFI) and Hain Celestial Group, Inc. (HAIN)

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

have also performed poorly. We have not settled on another natural foods/sustainable agriculture company that we feel comfortable investing in at this time.

Regardless of where these companies are domiciled, renewable energy development is now a largely transnational enterprise. Some of the international developers and producers in the U.S. include Brookfield, Orsted, TransAlta Renewables, Acciona, Boralex, Inc. (Canada), Atlantica Yield PLC (United Kingdom) and EDP Renovaveis, SA (Spain/Portugal). Conversely, U.S. based companies are developing and operating renewable assets around the world. Pattern Energy Group has wind operations in Canada, and wind and solar facilities in Japan. Terraform Power, Inc. has wind and solar operations in Chile, Uruguay, Canada, Spain, Portugal and the U.K.

After adding a significant number of new companies to the Fund during 2018, we’ve held steady in the number of holdings for the year to date as of June 30, 2019. In addition to the above mentions, we increased our shares of Atlantica Yield, Infratil Ltd. (New Zealand), Panasonic Corporation (Japan), and Nextera Energy Partners, LP. We reduced our share holdings of Acciona, Brookfield Renewable Energy Partners LP, Orsted, Pattern Energy Group, Terraform Power, and Hannon Armstrong Sustainable Infrastructure Capital, Inc.

Headwings: Despite the healthy share price growth of so many of these companies, renewable energy development, both in the U.S. and internationally, slowed during 2018, relative to increases in natural gas and petroleum use, as noted in the U.S. Energy Information Administration (USEIA) “Today in Energy” bulletin issued on July 1, 2019. There are more megawatts (MW) of power being produced from wind, hydro, solar, geothermal sources at ever cheaper costs. But the growing development of “fracking” and other new extraction technologies has made the production of gas and oil even less expensive (in direct costs) and more plentiful than earlier predictions. Both gas and renewables are supplanting coal and nuclear as fuel for electric power generation, but natural gas is being used more widely in the U.S. Oil is still used primarily for transportation and for various industrial applications (e.g., plastic production). Electric vehicles are another growth area that will eventually reduce oil use, but electric transportation is still only a tiny fraction of all the travel modes (cars, trucks, airplanes, trains, ships) used in the world.

Government policies, including tax credits, fuel economy standards, subsidies, research support and other regulation, still play a major role in how quickly the renewable energy sector can grow and how soon we can make progress against the increasing levels of greenhouse gas emissions that are changing the world environment. We have entered a period where, to put it kindly, some countries have regressed in this area. While new technologies and economies of scale ensure that cleaner energy sources and better energy management systems will continue to advance, the forward progress that the world has experienced during the last 20 years or so has slowed down.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

An Ongoing Conundrum: Despite the Fund’s recent strong performance, we continue to experience a net loss of our Class A Shares. We have gained Investor Shares over time, but not at the same rate that our original shares are being redeemed. During the period from January 1, 2019 to June 30, 2019, the number of the Fund’s Class A Shares decreased from 3,520,688 to 3,482,036 for a net loss of 38,652 shares. During that same period, the Fund added a net total of 7,784 Investor Shares increasing the number of those shares from 75,901 to 83,685.

As a small, stand-alone mutual fund, we do not have the budget to do a significant amount of advertising. We do what we can. Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet’s future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.

We continue to encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 26, 2019

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2019) and held for the entire six months ended June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Six Months Ended June 30, 2019

Class A Shares *
Actual	$1,000.00	$1,208.70	$6.19
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.19	$5.66
Investor Shares **
Actual	$1,000.00	$1,207.40	$7.55
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,017.95	$6.90

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.13%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of 20.87% for the six-month period of January 1, 2019 to June 30, 2019.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.38%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of 20.74% for the six-month period of January 1, 2019 to June 30, 2019.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

(Unaudited)

Sector Diversification	% of Net Assets	Value

Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	63.3%	$132,156,020
Wind Turbines	9.5	19,908,145
Energy Storage	3.2	6,630,400
Solar Photovoltaic	0.6	1,312,300
Energy Conservation	5.2	10,798,626
Sustainable Energy Financial Services	5.0	10,567,500
Energy Management	2.0	4,145,082
Water Systems & Utilities	1.8	3,736,400
Transportation	0.9	1,954,900
Natural & Organic Food	0.2	472,250
Recycling & Waste Management	0.1	190,750
Warrants	0.0	—
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	7.9	16,550,647

Net Assets	100.0%	$208,923,020

Top Ten Portfolio Issuers

June 30, 2019

(Unaudited)

Name	% of Net Assets

Brookfield Renewable Partners LP (Bermuda/Canada)	5.2%
Orsted A/S (Denmark)	5.2
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	5.1
TerraForm Power, Inc., Class A	5.0
Atlantica Yield PLC (Great Britain)	4.9
Pattern Energy Group, Inc., Class A	4.9
TransAlta Renewables, Inc. (Canada)	4.8
Siemens Gamesa Renewable Energy SA (Spain)	4.8
Vestas Wind Systems A/S (Denmark)	4.8
EDP Renovaveis SA (Spain/Portugal)	4.7

Total Top Ten	49.4%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

(Unaudited)

	Shares	Value

COMMON STOCKS – 91.8%
Alternate Energy — 76.6%
Energy Storage — 3.2%
Panasonic Corp. (Japan) SP ADR	800,000	$6,630,400

		6,630,400

Renewable Energy Power Producers & Developers — 63.3%
Acciona SA (Spain)	85,000	9,124,092
Atlantica Yield PLC (Great Britain)*	450,000	10,201,500
Avangrid, Inc.	190,000	9,595,000
Boralex, Inc., Class A (Canada)	100,000	1,503,570
Brookfield Renewable Partners LP (Bermuda/Canada)**	315,000	10,895,850
Clearway Energy, Inc., Class A	325,000	5,258,500
Clearway Energy, Inc., Class C	275,000	4,636,500
EDP Renovaveis SA (Spain/Portugal)	950,000	9,743,811
Infratil Ltd. (New Zealand)	750,000	2,342,900
Innergex Renewable Energy, Inc. (Canada)	900,000	9,480,510
NextEra Energy Partners LP*,**	200,000	9,650,000
Northland Power, Inc. (Canada)	300,000	5,824,200
Orsted A/S (Denmark)	125,000	10,808,711
Pattern Energy Group, Inc., Class A*	440,000	10,159,600
TerraForm Power, Inc., Class A*	725,302	10,371,819
TransAlta Renewables, Inc. (Canada)	950,000	10,073,800
Trustpower Ltd. (New Zealand)	500,000	2,485,657

		132,156,020

Solar Photovoltaic — 0.6%
First Solar, Inc.***	10,000	656,800
Kyocera Corp. (Japan) SP ADR	10,000	655,500

		1,312,300

Wind Turbines — 9.5%
Siemens Gamesa Renewable Energy SA (Spain)	600,000	9,974,643
Vestas Wind Systems A/S (Denmark)	115,000	9,933,502

		19,908,145

Total Alternate Energy		160,006,865

Energy Conservation — 5.2%
Johnson Controls International PLC (Ireland)	25,000	1,032,750
Koninklijke Philips NV (Netherlands)	150,000	6,537,000
Owens Corning, Inc.	25,000	1,455,000
Signify NV (Netherlands)	60,000	1,773,876

		10,798,626

Sustainable Energy Financial Services — 5.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	375,000	10,567,500

		10,567,500

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

(Unaudited)

	Shares	Value

Energy Management — 2.0%
ABB Ltd. (Switzerland) SP ADR	25,000	$500,750
Ingersoll-Rand PLC (Ireland)	25,000	3,166,750
Terna Rete Elettrica Nazionale SPA (Italy)	75,000	477,582

		4,145,082

Water Systems & Utilities — 1.8%
American Water Works Co., Inc.	25,000	2,900,000
Xylem, Inc.	10,000	836,400

		3,736,400

Transportation — 0.9%
BYD Co. Ltd. (China) SP ADR	85,000	1,024,250
Shimano, Inc. (Japan) SP ADR	25,000	372,000
Tesla, Inc.***	2,500	558,650

		1,954,900

Natural & Organic Food — 0.2%
Sprouts Farmers Market, Inc.***	25,000	472,250

		472,250

Recycling & Waste Management — 0.1%
Sims Metal Management Ltd. (Australia) SP ADR	25,000	190,750

		190,750

Total Common Stocks (Cost $162,046,868)		191,872,373

WARRANTS – 0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^***	500,000	—

Total Warrants (Cost $4,204)		—

	Par

CERTIFICATES OF DEPOSIT – 0.3%
Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union savings account 0.24% due 01/14/20	$100,000	100,000
Carver Federal Savings Bank 1.00% due 12/22/19	100,000	100,000
People’s United Bank 0.30% due 12/01/19	100,000	100,000
Self Help Credit Union 1.85% due 12/30/19	100,000	100,000
Urban Partnership Bank 0.30% due 01/28/20	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $162,551,072) — 92.1%		192,372,373
Other Assets in Excess of Liabilities — 7.9%		16,550,647

Net Assets — 100.0%		$208,923,020

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

(Unaudited)

*	These entities are commonly known as “Yieldco’s”.

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

**	Master Limited Partnership

***	Non-income producing security.

LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

(Unaudited)

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets

United States	32.4%
Spain	13.8
Canada	12.9
Denmark	9.9
Bermuda	5.2
Great Britain	4.9
Netherlands	4.0
Japan	3.7
New Zealand	2.3
Ireland	2.0
China	0.5
Switzerland	0.2
Italy	0.2
Australia	0.1
Other Assets/Liabilities	7.9

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019

(Unaudited)

ASSETS

Investment securities at fair value (cost: $162,551,072) (Notes 2A and 7)	$192,372,373
Cash.	15,878,001
Receivables:
Capital shares subscribed	82,867
Dividends	680,049
Tax reclaims	410,970
Prepaid insurance and registration	44,667

Total Assets	209,468,927

LIABILITIES
Payables:
Due to custodian in foreign currency (Cost $48,276)	48,300
Capital shares reacquired	259,299
Management fees	94,647
Transfer agent fees	88,273
Postage and printing fees	33,865
Professional fees	10,312
Custodian fees	9,935
12b-1 fees	980
Accrued expenses and other liabilities	296

Total Liabilities	545,907

Net Assets	$208,923,020

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$178,666,955
Total distributable earnings (loss)	30,256,065

Net Assets	$208,923,020

Class A Shares:
Net Assets	$204,036,559
Net asset value and redemption price per share ($204,036,559/3,482,036) shares of outstanding beneficial interest, unlimited authorization, no par value	$58.60

Maximum offering price per share (100/96.50 of $58.60)	$60.73

Investor Shares:
Net Assets	$4,886,461
Net asset value, offering and redemption* price per share ($4,886,461/83,685) shares of outstanding beneficial interest, unlimited authorization, no par value	$58.39

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019

(Unaudited)

Investment Income:
Dividends (net of $303,057 foreign taxes withheld)	$679,441

Total Investment Income	679,441

Expenses:
Management fee (Note 4)	543,691
Transfer agent fees	201,543
Administration and accounting fees	109,449
Legal fees	79,169
Custodian fees	31,888
Registration fees	28,276
Compliance service fees	26,778
Postage and printing fees	24,324
Trustees fees (Note 5)	17,356
Audit fees	10,762
Insurance fees	7,645
12b-1 fees (Investor Shares) (Note 4)	5,336
Other expenses	10,535

Total Expenses	1,096,752

Net Investment Loss	(417,311)

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	3,069,270
Net realized loss from foreign currency transactions	(3,490)

Net Realized Gain	3,065,780

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	33,474,917
Net change in unrealized appreciation/(depreciation) on foreign currency translations	2,209

Net change in unrealized appreciation/(depreciation)	33,477,126

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	36,542,906

Net Decrease in Net Assets Resulting from Operations	$36,125,595

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Investment Activities:
Net investment income/(loss)	$(417,311)	$316,798
Net realized gain from investments and foreign currency transactions	3,065,780	9,883,773
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	33,477,126	(24,143,583)

Net increase/(decrease) in net assets resulting from operations	36,125,595	(13,943,012)

Distributions to Shareholders from distributable earnings:
Class A Shares	—	(10,706,859)
Investor Shares	—	(221,252)

Total distributions to shareholders from distributable earnings	—	(10,928,111)

Capital Share Transactions:
Net decrease in net assets from capital share transactions (Note 3)	(1,572,451)	(13,838,429)

Total Increase/(Decrease) in Net Assets	34,553,144	(38,709,552)

Net Assets:
Beginning of the period	174,369,876	213,079,428

End of the period	$208,923,020	$174,369,876

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND*

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each period

Class A Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,
	2019		2018		2017		2016		2015		2014

Net asset value at the beginning of period	$48.48		$55.54		$47.78		$46.46		$46.87		$46.93

Investment Operations
Net investment income	(0.12)	**	0.09	**	0.90	**	0.54	**	0.77	**	0.56
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	10.24		(3.94)		9.18		2.55		(0.39)		0.81

Total from investment operations	10.12		(3.85)		10.08		3.09		0.38		1.37

Distributions
From net investment income	—		(0.33)		(1.03)		(0.67)		(0.79)		(0.63)
From net realized gains	—		(2.88)		(1.29)		(1.10)		—		(0.80)

Total distributions	—		(3.21)		(2.32)		(1.77)		(0.79)		(1.43)

Net asset value at end of period	$58.60		$48.48		$55.54		$47.78		$46.46		$46.87

Total return (Sales load not reflected)	20.87%		(6.93)%		21.08%		6.66%		0.82%		2.91%
Net assets, end of the period (in thousands)	$204,037		$170,699		$209,804		$179,974		$177,745		$175,843
Ratio of expenses to average net assets	1.13%	***	1.12%		1.07%		1.12%		1.15%		1.08%
Ratio of net investment income to average net assets	(0.43)%	***	0.17%		1.64%		1.12%		1.55%		1.07%
Portfolio turnover	2.08%		17.77%		11.31%		30.44%		37.14%		67.04%
Number of shares outstanding at end of the period	3,482,036		3,520,688		3,777,599		3,766,734		3,825,379		3,751,972

*

The Fund acquired all of the assets and liabilities of New Alternatives Fund, Inc. (the “Predecessor Company”) in a reorganization on November 14, 2014. The Predecessor Company’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to November 14, 2014 reflects that of the Predecessor Company.

**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each period

Investor Shares	(Unaudited) Six Months Ended June 30,		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015*
Net asset value at the beginning of period	$48.36		$55.41	$47.71	$46.39	$46.87

Investment Operations
Net investment income (loss)**	(0.18)		(0.04)	0.76	0.42	0.62
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	10.21		(3.92)	9.15	2.56	(0.36)

Total from investment operations	10.03		(3.96)	9.91	2.98	0.26

Distributions
From net investment income	—		(0.21)	(0.92)	(0.56)	(0.74)
From net realized gains	—		(2.88)	(1.29)	(1.10)	—

Total distributions	—		(3.09)	(2.21)	(1.66)	(0.74)

Net asset value at end of period	$58.39		$48.36	$55.41	$47.71	$46.39

Total return	20.74%		(7.15)%	20.76%	6.42%	0.56%
Net assets, end of the period (in thousands)	$4,886		$3,671	$3,275	$1,848	$1,329
Ratio of expenses to average net assets	1.38%	***	1.37%	1.32%	1.37%	1.40%
Ratio of net investment income (loss) to average net assets	(0.68)%	***	(0.08)%	1.39%	0.87%	1.31%
Portfolio turnover	2.08%		17.77%	11.31%	30.44%	37.14%
Number of shares outstanding at end of the period	83,685		75,901	59,105	38,727	28,653

*	Investor Shares inception date was December 31, 2014.
**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2019, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts, real estate investment trusts and publicly-traded master limited partnerships. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued based on amortized cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets carried at fair value:

	Total Value at 6/30/2019	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs

Common Stocks
Alternate Energy	$160,006,865	$158,503,295	$1,503,570	$—
Energy Conservation	10,798,626	10,798,626	—	—
Sustainable Energy Financial Services	10,567,500	10,567,500	—	—
Energy Management	4,145,082	4,145,082	—	—
Water Systems & Utilities	3,736,400	3,736,400	—	—
Transportation	1,954,900	1,954,900	—	—
Natural & Organic Food	472,250	472,250	—	—
Recycling & Waste Management	190,750	190,750	—	—
Warrants	0	—	0	—
Certificates of Deposit	500,000	—	500,000	—

Total	$192,372,373	$190,368,803	$2,003,570	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2019, and therefore, the Fund did not utilize the external pricing service model

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

adjustments. Transfers in and out between Levels are based on values at the end of the period. The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2019.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

K. RECENT ACCOUNTING PRONOUNCEMENT – Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3) SHARES OF BENEFICIAL INTEREST –There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2019, the Fund’s total shares outstanding were 3,565,721. Aggregate paid-in capital including reinvestment of dividends was $178,666,955. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class A Shares
Shares of beneficial interest sold	122,358	$6,721,337	129,747	$6,962,941
Reinvestment of distributions	—	—	194,719	9,439,978
Redemptions	(161,010)	(8,722,283)	(581,377)	(31,122,341)

Net Decrease	(38,652)	$(2,000,946)	(256,911)	$(14,719,422)

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Investor Shares
Shares of beneficial interest sold	8,580	$472,179	18,846	$1,009,638
Reinvestment of distributions	—	—	4,136	200,038
Redemptions	(796)	(43,684)	(6,186)	(328,683)

Net Increase	7,784	$428,495	16,796	$880,993

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $543,691 for the six months ended June 30, 2019.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Prior to May 1, 2017, the Fund charged a maximum front-end sales charge on Class A Shares of 4.75%. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2019 was $9,324 and the amounts received by the Distributor and Accrued Equities were $3,108 and $6,216, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2019, the Distributor and Accrued Equities received $1,504 and $10,180 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2019, 12b-1 Fees of $5,336 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2019, the Fund paid trustees’ fees of $35,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the six months ended June 30, 2019, each Independent Trustee received an annual fee of $8,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2019, the aggregate cost of securities purchased totaled $3,725,744. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2019 was $7,057,352.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2019

(Unaudited)

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2019, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$162,551,072

Unrealized appreciation for tax purposes	$35,892,965
Unrealized depreciation for tax purposes	(6,071,664)

Net unrealized appreciation on investments and foreign currency translation	$29,821,301

The tax character of distributions paid during 2018 and 2017 was as follows:

Distributions paid from:	2018	2017
Ordinary Income	$1,898,080	$3,796,765
Long-Term Capital Gains	9,030,031	4,777,900

	$10,928,111	$8,574,665

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

Distributions in Excess of Net Investment Income	$(767,852)
Net Unrealized Depreciation on
Investments and Foreign Currency Translations*	(5,101,678)

$(5,869,530)

*    The primary difference between distributable earnings on a book and tax basis is due to wash sale losses, investments in partnerships and other book tax cost differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a regular meeting of the Board of Trustees held on March 20, 2019. The March 20, 2019 regular meeting of the Board of Trustees was called, in part, to act upon the continuance of such Advisory Agreement. At this meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2019. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), and by a majority of the entire Board.

The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Class A Shares of the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement (the “Advisor Questionnaire”); (iii) a copy of Form ADV, Part I for the Advisor; (iv) audited financial information for the Advisor for its fiscal year ended December 31, 2018; (v) a certification from the Advisor that it has a compliance program in place; (vi) an organizational chart for the Advisor; and (vii) a copy of the Advisory Agreement.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

At the meeting, the Board was provided a copy of the Advisor’s compliance manual and the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of the Fund’s shares; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning insurances.

It was noted that the Independent Trustees were represented by independent counsel.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2019 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception over 35 years ago.

The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that are expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. The Board noted a recent part-time addition to the Advisor’s staff, and a proposal to add one or two additional employees over the next two years, to the extent that the Advisor could economically do so. The Advisor represented to the Board that the size of the Fund was still manageable

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

by the portfolio management team currently in place. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.

The Board considered the performance results of the Fund (including the Predecessor Company) over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and an interest in the environment and clean energy. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because some of the Fund’s industry peer group and the broad-based benchmark index did not have sales loads. Both classes of the Fund’s shares outperformed its industry peer group for the one-year and five-year periods ended December 31, 2018. The Class A Shares performed competitively with its industry peer group for the ten-year period ended December 31, 2018; the Investor Shares were not in operation for the ten-year period. The Board was pleased with the Fund’s performance.

The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses, without any waivers or expense reimbursements. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor received other compensation from the relationship. The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable. In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund.

The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Advisor did not receive any Rule 12b-1 fees from the Investor Shares during the fiscal year ended December 31, 2018. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The Board also noted that Mr. Schoenwald was the owner of the Advisor and would benefit by the approval of the investment advisory and underwriting agreements, and the Rule 12b-1 plan.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)    Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            New Alternatives Fund

By (Signature and Title)*/s/ David J. Schoenwald

David J. Schoenwald, President and Treasurer

(principal executive officer)

Date    9/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Schoenwald

David J. Schoenwald, President and Treasurer

(principal executive officer)

Date    9/4/2019

* Print the name and title of each signing officer under his or her signature.